                                                                   Exhibit 10.12

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                               SECURITY AGREEMENT

                                       By

                                AMR HOLDCO, INC.,
                                       and
                               EMCARE HOLDCO, INC.
                                  as Borrowers

                                       and

                           THE GUARANTORS PARTY HERETO

                                       and

                             BANK OF AMERICA, N.A.,
                               as Collateral Agent

                             ----------------------

                          Dated as of February 10, 2005

================================================================================

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                                TABLE OF CONTENTS

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PREAMBLE................................................................................................       1

RECITALS................................................................................................       1

AGREEMENT...............................................................................................       2

                                                          ARTICLE I

                                                DEFINITIONS AND INTERPRETATION

SECTION 1.1.   DEFINITIONS..............................................................................       2
SECTION 1.2.   INTERPRETATION...........................................................................       9
SECTION 1.3.   RESOLUTION OF DRAFTING AMBIGUITIES.......................................................       9
SECTION 1.4.   PERFECTION CERTIFICATE...................................................................       9

                                                          ARTICLE II

                                          GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1.   GRANT OF SECURITY INTEREST...............................................................       9
SECTION 2.2.   FILINGS..................................................................................      11

                                                         ARTICLE III

                                         PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
                                                  USE OF PLEDGED COLLATERAL

SECTION 3.1.   DELIVERY OF CERTIFICATED SECURITIES COLLATERAL...........................................      11
SECTION 3.2.   PERFECTION OF UNCERTIFICATED SECURITIES COLLATERAL.......................................      12
SECTION 3.3.   FINANCING STATEMENTS AND OTHER FILINGS; MAINTENANCE OF PERFECTED SECURITY INTEREST.......      12
SECTION 3.4.   OTHER ACTIONS............................................................................      13
SECTION 3.5.   JOINDER OF ADDITIONAL GUARANTORS.........................................................      16
SECTION 3.6.   SUPPLEMENTS; FURTHER ASSURANCES..........................................................      17

                                                          ARTICLE IV

                                          REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 4.1.   TITLE....................................................................................      18
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SECTION 4.2.   VALIDITY OF SECURITY INTEREST............................................................      18
SECTION 4.3.   DEFENSE OF CLAIMS; TRANSFERABILITY OF PLEDGED COLLATERAL.................................      18
SECTION 4.4.   OTHER FINANCING STATEMENTS...............................................................      18
SECTION 4.5.   CHIEF EXECUTIVE OFFICE; CHANGE OF NAME; JURISDICTION OF ORGANIZATION.....................      18
SECTION 4.6.   LOCATION OF INVENTORY AND EQUIPMENT......................................................      19
SECTION 4.7.   DUE AUTHORIZATION AND ISSUANCE...........................................................      19
SECTION 4.8.   CONSENTS, ETC............................................................................      19
SECTION 4.9.   PLEDGED COLLATERAL.......................................................................      19
SECTION 4.10.  INSURANCE................................................................................      19

                                                          ARTICLE V

                                     CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1.   PLEDGE OF ADDITIONAL SECURITIES COLLATERAL...............................................      20
SECTION 5.2.   VOTING RIGHTS; DISTRIBUTIONS; ETC........................................................      20
SECTION 5.3.   DEFAULTS, ETC............................................................................      21
SECTION 5.4.   CERTAIN AGREEMENTS OF PLEDGORS AS ISSUERS AND HOLDERS OF EQUITY INTERESTS................      22

                                                          ARTICLE VI

                                          CERTAIN PROVISIONS CONCERNING INTELLECTUAL
                                                     PROPERTY COLLATERAL

SECTION 6.1.   GRANT OF INTELLECTUAL PROPERTY LICENSE...................................................      22
SECTION 6.2.   PROTECTION OF COLLATERAL AGENT'S SECURITY................................................      22
SECTION 6.3.   AFTER-ACQUIRED PROPERTY..................................................................      23
SECTION 6.4.   LITIGATION...............................................................................      24

                                                         ARTICLE VII

                                          CERTAIN PROVISIONS CONCERNING RECEIVABLES

SECTION 7.1.   MAINTENANCE OF RECORDS...................................................................      24

                                                         ARTICLE VIII

                                                          TRANSFERS

SECTION 8.1.   TRANSFERS OF PLEDGED COLLATERAL..........................................................      24
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                                                  ARTICLE IX

                                                   REMEDIES

SECTION 9.1.   REMEDIES.................................................................................       25
SECTION 9.2.   NOTICE OF SALE...........................................................................       27
SECTION 9.3.   WAIVER OF NOTICE AND CLAIMS..............................................................       27
SECTION 9.4.   CERTAIN SALES OF PLEDGED COLLATERAL......................................................       27
SECTION 9.5.   NO WAIVER; CUMULATIVE REMEDIES...........................................................       28
SECTION 9.6.   CERTAIN ADDITIONAL ACTIONS REGARDING INTELLECTUAL PROPERTY...............................       28

                                                  ARTICLE X

                           PROCEEDS OF CASUALTY EVENTS AND COLLATERAL DISPOSITIONS;

                                           APPLICATION OF PROCEEDS

SECTION 10.1.  APPLICATION OF PROCEEDS..................................................................       29

                                                  ARTICLE XI

                                                MISCELLANEOUS

SECTION 11.1.  CONCERNING COLLATERAL AGENT..............................................................       29
SECTION 11.2.  COLLATERAL AGENT MAY PERFORM; COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT................       30
SECTION 11.3.  CONTINUING SECURITY INTEREST; ASSIGNMENT.................................................       30
SECTION 11.4.  TERMINATION; RELEASE.....................................................................       31
SECTION 11.5.  MODIFICATION IN WRITING..................................................................       32
SECTION 11.6.  NOTICES..................................................................................       32
SECTION 11.7.  GOVERNING LAW, CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL......       32
SECTION 11.8.  SEVERABILITY OF PROVISIONS...............................................................       32
SECTION 11.9.  EXECUTION IN COUNTERPARTS................................................................       32
SECTION 11.10. BUSINESS DAYS............................................................................       32
SECTION 11.11. NO CREDIT FOR PAYMENT OF TAXES OR IMPOSITION.............................................       33
SECTION 11.12. NO CLAIMS AGAINST COLLATERAL AGENT.......................................................       33
SECTION 11.13. NO RELEASE...............................................................................       33
SECTION 11.14. OBLIGATIONS ABSOLUTE.....................................................................       33

SIGNATURES..............................................................................................      S-1

EXHIBIT 1      Form of Issuer's Acknowledgment
EXHIBIT 2      Form of Securities Pledge Amendment
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EXHIBIT 3      Form of Joinder Agreement
EXHIBIT 4      Form of Control Agreement Concerning Securities Accounts
EXHIBIT 5      Form of Control Agreement Concerning Deposit Accounts
EXHIBIT 6      Form of Copyright Security Agreement
EXHIBIT 7      Form of Patent Security Agreement
EXHIBIT 8      Form of Trademark Security Agreement
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                                      -iv-

                               SECURITY AGREEMENT

            This SECURITY AGREEMENT dated as of February 10, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this "Agreement") made by AMR HOLDCO, INC., a Delaware corporation ("AMR Holdco"), and EMCARE HOLDCO, INC., a Delaware corporation ("EmCare Holdco") (each of AMR Holdco and EmCare Holdco is herein referred to as a "Borrower" and, together, the "Borrowers") and THE GUARANTORS LISTED ON THE SIGNATURE PAGES HERETO (the "Original Guarantors") OR FROM TIME TO TIME PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (the "Additional Guarantors," and together with the Original Guarantors, the "Guarantors"), as pledgors, assignors and debtors (the Borrower, together with the Guarantors, in such capacities and together with any successors in such capacities, the "Pledgors," and each, a "Pledgor"), in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the "Collateral Agent").

                                   RECITALS:

            A. The Borrowers, the Original Guarantors, the Collateral Agent and the lending institutions listed therein (the "Lenders") have, in connection with the execution and delivery of this Agreement, entered into that certain credit agreement, dated as of February 10, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; which term shall also include and refer to any increase in the amount of indebtedness under the Credit Agreement and any refinancing or replacement of the Credit Agreement.

            B. Each Guarantor has, pursuant to the Credit Agreement, unconditionally guaranteed the Secured Obligations.

            C. The Borrowers and each Guarantor will receive substantial benefits from the execution, delivery and performance of the obligations under the Credit Agreement and the other Loan Documents and each is, therefore, willing to enter into this Agreement.

            D. This Agreement is given by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties (as hereinafter defined) to secure the payment and performance of all of the Secured Obligations.

            F. It is a condition to (i) the obligations of the Lenders to make the Loans under the Credit Agreement, (ii) the obligations of the L/C Issuer to issue Letters of Credit and (iii) the performance of the obligations of the Secured Parties under the Swap Contracts entered into by one or more Loan Parties with the Secured Parties that each Pledgor execute and deliver the applicable Loan Documents, including this Agreement.

                                   AGREEMENT:

            NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Collateral Agent hereby agree as follows:

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

            SECTION 1.1. Definitions.

            (a) Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC, including the following that are capitalized herein:

            "Accounts"; "Bank"; "Chattel Paper"; "Commercial Tort Claim"; "Commodity Account"; "Commodity Contract"; "Commodity Intermediary"; "Documents"; "Electronic Chattel Paper"; "Entitlement Order"; "Equipment"; "Financial Asset"; "Fixtures"; "Goods", "Inventory"; "Investment Property"; "Letter-of-Credit Rights"; "Letters of Credit"; "Money"; "Payment Intangibles"; "Proceeds"; " Records"; "Securities Account"; "Securities Intermediary"; "Supporting Obligations"; and "Tangible Chattel Paper."

            (b) Terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement. Section 1.02 of the Credit Agreement shall apply herein mutatis mutandis.

            (c) The following terms shall have the following meanings:

            "Account Debtor" shall mean each person who is obligated on a Receivable or Supporting Obligation related thereto.

            "Additional Guarantors" shall have the meaning assigned to such term in the Preamble hereof.

            "Agreement" shall have the meaning assigned to such term in the Preamble hereof.

            "Borrower" and "Borrowers" shall have the meanings assigned to such terms in the Preamble hereof.

            "Collateral Agent" shall have the meaning assigned to such term in the Preamble hereof.

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                                      -3-

            "Collateral Support" shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Pledged Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

            "Commodity Account Control Agreement" shall mean a control agreement in a form that is reasonably satisfactory to the Administrative Agent establishing the Collateral Agent's Control with respect to any Commodity Account.

            "Contracts" shall mean, collectively, with respect to each Pledgor, all written sale, service, performance, equipment or property lease contracts, agreements and grants and all other written contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between such Pledgor and any third party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

            "Control" shall mean (i) in the case of each Deposit Account, "control," as such term is defined in Section 9-104 of the UCC, (ii) in the case of any Security Entitlement, "control," as such term is defined in Section 8-106 of the UCC, and (iii) in the case of any Commodity Contract, "control," as such term is defined in Section 9-106 of the UCC.

            "Control Agreements" shall mean, collectively, the Deposit Account Control Agreement, the Securities Account Control Agreement and the Commodity Account Control Agreement.

            "Copyrights" shall mean, collectively, with respect to each Pledgor, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Pledgor, in each case, whether now owned or hereafter created or acquired by or assigned to such Pledgor, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor's use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

            "Copyright Security Agreement" shall mean an agreement substantially in the form annexed hereto as Exhibit 6.

            "Credit Agreement" shall have the meaning assigned to such term in Recital A hereof.

            "Deposit Account Control Agreement" shall mean an agreement substantially in the form annexed hereto as Exhibit 5 or such other form that is reasonably satisfactory to the Collateral Agent establishing Collateral Agent's Control with respect to any Deposit Account.

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                                      -4-

            "Deposit Accounts" shall mean, collectively, with respect to each Pledgor, (i) all "deposit accounts" as such term is defined in the UCC and in any event shall include the LC Account and all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.

            "Distributions" shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.

            "Excluded Property" shall mean Special Property other than the following:

            (a) the right to receive any payment of money (including Accounts, General Intangibles and Payment Intangibles) or any Special Property to the extent that the terms thereof or any Requirement of Law applicable thereto which make such property "Special Property" would be rendered ineffective pursuant to Sections 9-406(d), 9-407(a) or 9-408(a) or 9-409 of the UCC; and

            (b) any Proceeds, substitutions or replacements of any Special Property (unless such Proceeds, substitutions or replacements would constitute Special Property).

            "First Priority" shall mean, with respect to any Lien, purported to be created in any Pledged Collateral pursuant to this Agreement, that such Lien is the most senior lien to which such Pledged Collateral is subject (subject only to Permitted Liens).

            "General Intangibles" shall mean, collectively, with respect to each Pledgor, all "general intangibles," as such term is defined in the UCC, of such Pledgor and, in any event, shall include (i) all of such Pledgor's rights, title and interest in, to and under all insurance policies and Contracts, (ii) all know-how and warranties relating to any of the Pledged Collateral or the Mortgaged Property, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other person and the benefits of any and all collateral or other security given by any other person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral or any of the Mortgaged Property, (v) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or any of the Mortgaged Property, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor's operations or any of the Pledged Collateral or any of the Mortgaged Property and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, now or hereafter acquired or held by such Pledgor, including building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation and
(vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims and claims for tax or other refunds against any Governmental Authority.

            "Goodwill" shall mean, collectively, with respect to each Pledgor, the goodwill connected with such Pledgor's business including all goodwill connected with (i) the use of and symbolized by any Trademark or Intellectual Property License with respect to any Trademark in which such Pledgor has any interest and (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill.

            "Guarantors" shall have the meaning assigned to such term in the Preamble hereof.

            "Instruments" shall mean, collectively, with respect to each Pledgor, all "instruments," as such term is defined in Article 9, rather than
Article 3, of the UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances.

            "Intellectual Property Collateral" shall mean, collectively, the Patents, Trademarks, Copyrights, Intellectual Property Licenses and Goodwill.

            "Intellectual Property Licenses" shall mean, collectively, with respect to each Pledgor, all license and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Pledgor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights.

            "Intercompany Notes" shall mean, with respect to each Pledgor, all intercompany notes described in Schedule 11 annexed to the Perfection Certificate and intercompany notes hereafter acquired by such Pledgor and all certificates, instruments or agreements evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.

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                                      -6-

            "Investment Property" shall mean a security, whether certificated or uncertificated, Security Entitlement, Securities Account, Commodity Contract or Commodity Account, excluding, however, the Securities Collateral.

            "Joinder Agreement" shall mean an agreement substantially in the form annexed hereto as Exhibit 3.

            "LC Account" shall mean any account established and maintained in accordance with the provisions of Section 2.03(g) of the Credit Agreement and all property from time to time on deposit in such LC Account.

            "Lenders" shall have the meaning assigned to such term in Recital A hereof.

            "Original Guarantors" shall have the meaning assigned to such term in the Preamble hereof.

            "Patents" shall mean, collectively, with respect to each Pledgor, all patents issued or assigned to, and all patent applications and registrations made by, such Pledgor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor's use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

            "Patent Security Agreement" shall mean an agreement substantially in the form annexed hereto as Exhibit 7.

            "Perfection Certificate" shall mean those certain perfection certificates dated February 10, 2005, executed and delivered by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties, and each other Perfection Certificate (which shall be in form and substance reasonably acceptable to the Collateral Agent) executed and delivered by the applicable Guarantor in favor of the Collateral Agent for the benefit of the Secured Parties contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with Section 3.5 hereof, in each case, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Credit Agreement.

            "Pledge Amendment" shall have the meaning assigned to such term in
Section 5.1 hereof.

            "Pledged Collateral" shall have the meaning assigned to such term in
Section 2.1 hereof.

            "Pledged Securities" shall mean, collectively, with respect to each Pledgor, (i) all issued and outstanding Equity Interests of each issuer described in Schedule 10(a) annexed to the Perfection Certificate that are owned by such Pledgor and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer issued to such Pledgor, together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests in each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, (ii) all Equity Interests of any Subsidiary hereafter acquired by or issued to such Pledgor and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such Subsidiary issued to such Pledgor, together with all rights, privileges, authority and powers of such Pledgor relating to such Equity Interests or under any Organizational Document of any such Subsidiary, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Equity Interests, from time to time acquired by such Pledgor in any manner, and (iii) all Equity Interests of any successor Subsidiary owned by such Pledgor (unless such successor is such Pledgor itself) formed by or resulting from any consolidation or merger in which any person listed in Schedule 1(a) annexed to the Perfection Certificate is not the surviving entity; provided, however, that Pledged Securities shall not include any Equity Interests which are not required to be pledged pursuant to Section 6.13(b) of the Credit Agreement (including, without limitation, more than 65% of the voting Equity Interests held by the Pledgors in any Foreign Subsidiary).

            "Pledgor" shall have the meaning assigned to such term in the Preamble hereof.

            "Purchase Agreement Rights" shall mean, with respect to each Pledgor, collectively, all of such Pledgor's rights, title and interest in, to and under the Purchase Agreements, including (i) all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of the Purchase Agreements, (ii) all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for monetary damages under or in respect of the agreements, documents and instruments referred to in the Purchase Agreements or related thereto and (iii) all proceeds, collections, recoveries and rights of subrogation with respect to the foregoing.

            "Receivables" shall mean all (i) Accounts, (ii) Chattel Paper, (iii) Payment Intangibles, (iv) Instruments and (v) to the extent not otherwise covered above, all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under the UCC together with all of Grantors' rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Records relating thereto.

            "Securities Account Control Agreement" shall mean an agreement substantially in the form annexed hereto as Exhibit 4 or such other form that is reasonably satisfactory to the Collateral Agent.

            "Securities Collateral" shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions (other than cash Distributions).

            "Special Property" shall mean:

            (a) any permit, lease or other agreement held by any Pledgor or to which any Pledgor is a party that validly prohibits the creation by such Pledgor of a security interest or lien therein or which would be breached or give any party the right to terminate it as a result of creation of such security interest or lien;

            (b) any permit, lease or other agreement held by any Pledgor or to which any Pledgor is a party to the extent that any Requirement of Law applicable thereto prohibits the creation of a security interest or lien therein or provides that it would be breached or give any party the right to terminate it as a result of creation of such security interest or lien;

            (c) Equipment owned by any Pledgor on the date hereof or hereafter acquired that is subject to a Lien securing a Purchase Money Obligation or Capital Lease Obligation permitted to be incurred pursuant to the provisions of the Credit Agreement if the contract or other agreement in which such Lien is granted (or the documentation providing for such Purchase Money Obligation or Capital Lease Obligation) validly prohibits the creation of any other Lien on such Equipment or if such contract or other agreement would be breached or give any party the right to terminate it as a result of creation of such security interest or lien; and

            (d) Motor Vehicles owned by Pledgor that are subject to an agreement with a Governmental Authority that validly prohibits the creation by such Pledgor of a security interest or lien thereon or which would be breached or give any party the right to terminate it as a result of creation of such security interest or lien;

provided, however, that in each case described in clauses (a), (b), (c) and (d) of this definition, such property shall constitute "Special Property" only to the extent and for so long as such permit, lease or other agreement or Requirement of Law applicable thereto validly prohibits the creation of a Lien on such property in favor of the Collateral Agent and, upon the termination of such prohibition (howsoever occurring), such property shall cease to constitute "Special Property."

            "Trademarks" shall mean, collectively, with respect to each Pledgor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URL's), domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor's use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.

            "Trademark Security Agreement" shall mean an agreement substantially in the form annexed hereto as Exhibit 8.

            "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that if by reason of mandatory provisions of law, any or all of the perfection or priority of the Collateral Agent's and the Secured Parties' security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

            SECTION 1.2. Interpretation. The rules of interpretation specified in the Credit Agreement (including Section 1.02 thereof) shall be applicable to this Agreement.

            SECTION 1.3. Resolution of Drafting Ambiguities. Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Collateral Agent) shall not be employed in the interpretation hereof.

            SECTION 1.4. Perfection Certificate. The Collateral Agent and each Secured Party agree that the Perfection Certificate and all descriptions of Pledged Collateral, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.

                                   ARTICLE II

                    GRANT OF SECURITY AND SECURED OBLIGATIONS

            SECTION 2.1. Grant of Security Interest. As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties, a lien on and security interest in all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the "Pledged Collateral"):

            (i)   all Accounts;

            (ii)  all Equipment, Goods, Inventory and Fixtures;

            (iii)  all Documents, Instruments and Chattel Paper;

            (iv)   all Letters of Credit and Letter-of-Credit Rights;

            (v)    all Securities Collateral;

            (vi)   all Investment Property;

            (vii)  all Intellectual Property Collateral;

            (viii) the Commercial Tort Claims described on Schedule 13 to the
                   Perfection Certificate;

            (ix)   all General Intangibles;

            (x)    all Money and all Deposit Accounts;

            (xi)   all Purchase Agreements and Purchase Agreement Rights;

            (xii)  all Supporting Obligations;

            (xiii) all books and records relating to the Pledged Collateral;

            (xiv)  all Motor Vehicles; and

            (xv) to the extent not covered by clauses (i) through (xiv) of this sentence, all other personal property of such Pledgor, whether tangible or intangible, and all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing.

            Notwithstanding anything to the contrary contained in clauses (i) through (xv) above, the security interest created by this Agreement shall not extend to, and the term "Pledged Collateral" shall not include, any Excluded Property and (i) the Pledgors shall from time to time at the request of the Collateral Agent give written notice to the Collateral Agent identifying in reasonable detail the Special Property (and stating in such notice that such Special Property constitutes "Excluded Property") and shall provide to the Collateral Agent such other information regarding the Special Property as the Collateral Agent may reasonably request.

            Notwithstanding anything to the contrary contained in this Agreement, in the absence of a court order by a court of competent jurisdiction, the Administrative Agent shall not have a right to directly collect, direct the transfer of, or otherwise enforce against any Governmental Authority any Patient Receivables owing from such Governmental Authority and pledged as collateral hereunder in violation of applicable state and federal laws and regulations, and such right is not being granted hereunder.

            SECTION 2.2. Filings. (a) Each Pledgor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law, including the filing of a financing statement describing the Pledged Collateral as "all assets now owned or hereafter acquired by the Pledgor or in which Pledgor otherwise has rights" and (iii) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Pledged Collateral relates. Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Collateral Agent promptly upon request by the Collateral Agent.

            (b) Each Pledgor hereby further authorizes the Collateral Agent to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), including this Agreement, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Collateral Agent, as secured party.

            (c) Each Pledgor hereby further authorizes the Collateral Agent at any time and from time to time, with respect to Motor Vehicles, to file in any relevant jurisdiction with the registrar of motor vehicles or other appropriate Governmental Authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, but only to the extent such notation or other indication is required under Section 3.4(g).

                                  ARTICLE III

                  PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
                            USE OF PLEDGED COLLATERAL

            SECTION 3.1. Delivery of Certificated Securities Collateral. Each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Collateral Agent has a perfected First Priority security interest therein. Each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof shall immediately upon receipt thereof by such Pledgor be delivered to and held by or on behalf of the Collateral Agent pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Collateral Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder provided, that after any such Event of Default has been waived in accordance with the provisions of the Credit Agreement and to the extent the Collateral Agent has exercised its rights under this sentence, the Collateral Agent shall, promptly after the reasonable request of the applicable Pledgor(s), cause such Securities Collateral to be transferred to, or request that such Securities Collateral is registered in the name of, the applicable Pledgor(s) to the extent it or its nominees holds an interest in such Securities Collateral at such time. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

            SECTION 3.2. Perfection of Uncertificated Securities Collateral. Each Pledgor represents and warrants that the Collateral Agent has a perfected First Priority security interest in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof. Each Pledgor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law, (i) cause the issuer to execute and deliver to the Collateral Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 annexed hereto, (ii) if necessary to perfect a security interest in such Pledged Securities, cause such pledge to be recorded on the equityholder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Collateral Agent the right to transfer such Pledged Securities under the terms hereof, and (iii) upon request by the Collateral Agent, provide to the Collateral Agent an opinion of counsel, and in form and substance reasonably satisfactory to the Collateral Agent, confirming such pledge and perfection thereof.

            SECTION 3.3. Financing Statements and Other Filings; Maintenance of Perfected Security Interest. Each Pledgor represents and warrants that on the date hereof all financing statements, agreements, instruments and other documents necessary to perfect the security interest granted by it to the Collateral Agent in respect of the Pledged Collateral have been delivered to the Collateral Agent in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office specified in Schedule 7 annexed to the Perfection Certificate (to the extent required to be listed on the schedules to the Perfection Certificate as of the date this representation is made or deemed made). Each Pledgor agrees that at the sole cost and expense of the Pledgors, such Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral as a perfected First Priority security interest subject only to Permitted Collateral Liens.

            SECTION 3.4. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent's security interest in the Pledged Collateral, each Pledgor represents and warrants (as to itself) as follows and agrees, in each case at such Pledgor's own expense, to take the following actions with respect to the following Pledged Collateral:

            (a) Instruments and Tangible Chattel Paper. (i) No amounts payable under or in connection with any of the Pledged Collateral are evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Schedule 11 annexed to the Perfection Certificate (to the extent required to be listed on the schedules to the Perfection Certificate as of the date this representation is made or deemed made) and (ii) each Instrument and each item of Tangible Chattel Paper listed in Schedule 11 annexed to the Perfection Certificate has been properly endorsed, assigned and delivered to the Collateral Agent, accompanied by instruments of transfer or assignment duly executed in blank. If any amount then payable under or in connection with any of the Pledged Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, and such amount, together with all amounts payable evidenced by any Instrument or Tangible Chattel Paper not previously delivered to the Collateral Agent exceeds $500,000 in the aggregate for all Pledgors, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably specify.

            (b) Deposit Accounts. (i) As of the date hereof each Pledgor has neither opened nor maintains any Deposit Accounts other than the accounts listed in Schedule 14 annexed to the Perfection Certificate and (ii) from and after the date on which a Control Agreement with respect to each Deposit Account (other than an Exlcuded Account) is obtained (which date shall not be later than 60 days after the Closing Date), the Collateral Agent will have a perfected First Priority security interest in each Deposit Account (other than an Excluded Account) listed in Schedule 14 annexed to the Perfection Certificate by Control. No Pledgor shall hereafter establish and maintain any Deposit Account (other than an Excluded Account) unless (1) the bank shall be reasonably acceptable to the Collateral Agent and (2) such bank and such Pledgor shall have duly executed and delivered to the Collateral Agent a Deposit Account Control Agreement with respect to such Deposit Account. The Collateral Agent agrees with each Pledgor that the Collateral Agent shall not give any instructions directing the disposition of funds from time to time credited to any Deposit Account subject to a Control Agreement or withhold any withdrawal rights from such Pledgor with respect to funds from time to time credited to any Deposit Account subject to a Control Agreement unless an Event of Default has occurred and is continuing. The provisions of this
      Section 3.4(b) shall not apply to the LC Account or to any other Deposit Accounts for which the Collateral Agent is the Bank. No Pledgor shall grant Control of any Deposit Account to any person other than the Collateral Agent.

            (c) Investment Property. (i) As of the date hereof each Pledgor has no Securities Accounts or Commodity Accounts other than those listed in
      Schedule 14 annexed to the Perfection Certificate and the Collateral Agent has a perfected First Priority security interest in such Securities Accounts and Commodity Accounts by Control. No Pledgor shall hereafter establish and maintain any Securities Account or Commodity Account with any Securities Intermediary or Commodity Intermediary unless (1) the applicable Pledgor shall have given the Collateral Agent prior written notice of its intention to establish such new Securities Account or Commodity Account with such Securities Intermediary or Commodity Intermediary, (2) such Securities Intermediary or Commodity Intermediary shall be reasonably acceptable to the Collateral Agent and (3) such Securities Intermediary or Commodity Intermediary, as the case may be, and such Pledgor shall have duly executed and delivered a Control Agreement with respect to such Securities Account or Commodity Account, as the case may be. Each Pledgor shall accept any cash and Investment Property in trust for the benefit of the Collateral Agent and within five (5) Business Days of actual receipt thereof, deposit any and all cash and Investment Property (other than any Investment Property pledged pursuant to clauses
      (ii)(1), (iii)(1) or (iii)(3) below) received by it into a Deposit Account or Securities Account subject to Collateral Agent's Control. The Collateral Agent agrees with each Pledgor that the Collateral Agent shall not give any Entitlement Orders or instructions or directions to any issuer of uncertificated securities, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Pledgor, unless an Event of Default has occurred and is continuing or, after giving effect to any such investment and withdrawal rights, would occur. The provisions of this
      Section 3.4(c) shall not apply to any Financial Assets credited to a Securities Account for which the Collateral Agent is the Securities Intermediary. No Pledgor shall grant control over any Investment Property to any person other than the Collateral Agent.

            (ii) If any Pledgor shall at any time hold or acquire any certificated securities constituting Investment Property, such Pledgor shall promptly (1) endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Collateral Agent or (2) deliver such securities into a Securities Account with respect to which a Securities Account Control Agreement is in effect in favor of the Collateral Agent.

            (iii) If any securities now or hereafter acquired by any Pledgor constituting Investment Property are uncertificated and are issued to such Pledgor or its nominee directly by the issuer thereof, such Pledgor shall promptly notify the Collateral Agent thereof and pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (1) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Pledgor or such nominee, (2) cause a Security Entitlement with respect to such uncertificated security to be held in a Securities Account with respect to which the Collateral Agent has Control or (3) arrange for the Collateral Agent to become the registered owner of such securities.

            (iv) As between the Collateral Agent and the Pledgors, the Pledgors shall bear the investment risk with respect to the Investment Property and Pledged Securities, and the risk of loss of, damage to, or the destruction of the Investment Property and Pledged Securities, whether in the possession of, or maintained as a security entitlement or deposit by, or subject to the control of, the Collateral Agent, a Securities Intermediary, a Commodity Intermediary, any Pledgor or any other person; provided, however, that nothing contained in this Section 3.4(c) shall release or relieve any Securities Intermediary or Commodity Intermediary of its duties and obligations to the Pledgors or any other person under any Control Agreement or under applicable law.

            (d) Electronic Chattel Paper and Transferable Records. On the date hereof, no amount under or in connection with any of the Pledged Collateral is evidenced by any Electronic Chattel Paper or any "transferable record" (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in
      Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) other than such Electronic Chattel Paper and transferable records listed in Schedule 11 annexed to the Perfection Certificate (to the extent required to be listed on the schedules to the Perfection Certificate as of the date this representation is made or deemed made). If any amount payable under or in connection with any of the Pledged Collateral shall be evidenced by any Electronic Chattel Paper or any transferable record, the Pledgor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Collateral Agent thereof and shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control of such Electronic Chattel Paper under Section 9-105 of the UCC or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The requirement in the preceding sentence shall apply to the extent that such amount, together with all amounts payable evidenced by Electronic Chattel Paper or any transferable record in which the Collateral Agent has not been vested control within the meaning of the statutes described in the immediately preceding sentence exceeds $500,000 in the aggregate for all Pledgors. The Collateral Agent agrees with such Pledgor that the Collateral Agent will arrange, pursuant to procedures satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent's loss of control, for the Pledgor to make alterations to the Electronic Chattel Paper or transferable record permitted under
      Section 9-105 of the UCC or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or
      Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Pledgor with respect to such Electronic Chattel Paper or transferable record.

            (e) Letter-of-Credit Rights. If any Pledgor is at any time a beneficiary under a Letter of Credit now or hereafter issued in favor of such Pledgor, other than a Letter of Credit issued pursuant to the Credit Agreement, such Pledgor shall promptly notify the Collateral Agent thereof and such Pledgor shall, at the request of the Collateral Agent, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such Letter of Credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the Credit Agreement. The actions in the preceding sentence shall be taken to the extent that the amount of such Letter of Credit, together with all amounts of all other Letters of Credit, other than any Letter of Credit issued pursuant to the Credit Agreement, for which the actions described above in clause (i) and (ii) have not been taken, exceeds $500,000 in the aggregate for all Pledgors.

            (f) Commercial Tort Claims. As of the date hereof each Pledgor hereby represents and warrants that as of the date hereof it holds no Commercial Tort Claims other than those listed in Schedule 13 annexed to the Perfection Certificate (to the extent required to be listed on the schedules to the Perfection Certificate as of the date this representation is made or deemed made). If any Pledgor shall at any time hold or acquire a Commercial Tort Claim having a value together with all other Commercial Tort Claims of all Pledgors in which the Collateral Agent does not have a security interest in excess of $500,000 in the aggregate, such Pledgor shall immediately notify the Collateral Agent in writing signed by such Pledgor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.

            (g) Motor Vehicles. Each Pledgor shall comply with Section 6.16 of the Credit Agreement with respect to Motor Vehicles owned by such Pledgor on the date hereof. With respect to each Motor Vehicle in which ownership is acquired by a Pledgor after the date hereof (other than Motor Vehicles subject to an agreement of the type specified in clause (d) of the definition of "Special Property"), such Pledgor shall deliver to the Collateral Agent as soon as practicable after the date of such acquisition, originals of the certificates of title or ownership for such Motor Vehicles owned by it with the Collateral Agent listed as lienholder therein.

            SECTION 3.5. Joinder of Additional Guarantors. The Pledgors shall cause each Subsidiary of the Borrower which, from time to time, after the date hereof shall be required to pledge any assets to the Collateral Agent for the benefit of the Secured Parties pursuant to the provisions of the Credit Agreement, (a) to execute and deliver to the Collateral Agent (i) a Joinder Agreement substantially in the form of Exhibit 3 annexed hereto within thirty
(30) days of the date on which it was acquired or created and (ii) a Perfection Certificate, in each case, within thirty (30) days of the date on which it was acquired or created or, (b) in the case of a Subsidiary organized outside of the United States required to pledge any assets to the Collateral Agent, execute and deliver such documentation as the Collateral Agent shall reasonably request and, in each case with respect to clauses (a) and (b) above, upon such execution and delivery, such Subsidiary shall constitute a "Guarantor" and a "Pledgor" for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Pledgor herein. The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement.

            SECTION 3.6. Supplements; Further Assurances. Each Pledgor shall take such further actions, and to execute and/or deliver to the Collateral Agent such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as the Collateral Agent may in its reasonable judgment deem necessary or appropriate in order to perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Collateral Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm unto the Collateral Agent the Pledged Collateral or permit the Collateral Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral, including the filing of any financing statements, continuation statements and other documents (including this Agreement) under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Control Agreements with respect to Securities Accounts, Commodities Accounts and Deposit Accounts (other than Excluded Accounts), all in form reasonably satisfactory to the Collateral Agent and in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by law to perfect, continue and maintain a valid, enforceable, First Priority security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Collateral Agent hereunder, as against third parties, with respect to the Pledged Collateral. Without limiting the generality of the foregoing, but subject to applicable law, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Collateral Agent from time to time upon reasonable request by the Collateral Agent such lists, schedules, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Collateral Agent shall reasonably request. If an Event of Default has occurred and is continuing, the Collateral Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Collateral Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgors.

                                   ARTICLE IV

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

           Each Pledgor represents, warrants and covenants as follows:

            SECTION 4.1. Title. Except for the security interest granted to the Collateral Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and Permitted Liens, such Pledgor owns and has rights and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own and have rights in each item of Pledged Collateral pledged by it hereunder free and clear of any and all Liens or claims of others.

            SECTION 4.2. Validity of Security Interest. The security interest in and Lien on the Pledged Collateral granted to the Collateral Agent for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Secured Obligations, and (b) subject to the filings and other actions described in Schedule 7 annexed to the Perfection Certificate (to the extent required to be listed on the schedules to the Perfection Certificate as of the date this representation is made or deemed made) and subject to notation of the Collateral Agent's security interest on the applicable certificates of title with respect to Motor Vehicles and other goods covered by certificate of title, a perfected security interest in all the Pledged Collateral. The security interest and Lien granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement in and on the Pledged Collateral will at all times constitute a perfected, continuing security interest therein, prior to all other Liens on the Pledged Collateral except for Permitted Liens.

            SECTION 4.3. Defense of Claims; Transferability of Pledged Collateral. Each Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Collateral Agent and the priority thereof against all claims and demands of all persons, at its own cost and expense, at any time claiming any interest therein materially adverse to the Collateral Agent or any other Secured Party other than Permitted Collateral Liens.

            SECTION 4.4. Other Financing Statements. It has not filed, nor authorized any third party to file (nor will there be any) valid or effective financing statement (or similar statement, instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral, except such as have been filed in favor of the Collateral Agent pursuant to this Agreement or in favor of any holder of a Permitted Collateral Lien with respect to such Permitted Collateral Lien or financing statements or public notices relating to the termination statements attached to the Perfection Certificate. No Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) relating to any Pledged Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by such Pledgor to the holder of the Permitted Collateral Liens.

            SECTION 4.5. Chief Executive Office; Change of Name; Jurisdiction of Organization. The Collateral Agent may rely on opinions of counsel as to whether any or all UCC financing statements of the Pledgors need to be amended as a result of any of the changes described in Section 6.15 of the Credit Agreement. If any Pledgor fails to provide information to the Collateral Agent about such changes on a timely basis, the Collateral Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such

Pledgor's property constituting Pledged Collateral, for which the Collateral Agent needed to have information relating to such changes. The Collateral Agent shall have no duty to inquire about such changes if any Pledgor does not inform the Collateral Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Collateral Agent to search for information on such changes if such information is not provided by any Pledgor.

            SECTION 4.6. Location of Inventory and Equipment. It shall not move any Equipment or Inventory, other than an immaterial portion thereof, to any location outside of the continental United States.

            SECTION 4.7. Due Authorization and Issuance. All of the Pledged Securities existing on the date hereof have been, and to the extent any Pledged Securities are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable. There is no amount or other obligation owing by any Pledgor to any issuer of the Pledged Securities in exchange for or in connection with the issuance of the Pledged Securities or any Pledgor's status as a partner or a member of any issuer of the Pledged Securities.

            SECTION 4.8. Consents, etc. In the event that the Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other person therefor, then, upon the reasonable request of the Collateral Agent, such Pledgor agrees to use its commercially reasonable efforts to assist and aid the Collateral Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

            SECTION 4.9. Pledged Collateral. All information set forth herein, including the schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party, including the Perfection Certificate and the schedules thereto, in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects. The Pledged Collateral described on the schedules annexed to the Perfection Certificate constitutes all of the property of such type of Pledged Collateral owned or held by the Pledgors.

            SECTION 4.10. Insurance. In the event that the proceeds of any insurance claim are paid to any Pledgor after the Collateral Agent has exercised its right to foreclose during the existence of an Event of Default, such Net Cash Proceeds shall be held in trust for the benefit of the Collateral Agent and immediately after receipt thereof shall be paid to the Collateral Agent for application in accordance with the Credit Agreement.

                                   ARTICLE V

               CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

            SECTION 5.1. Pledge of Additional Securities Collateral. Each Pledgor shall, upon obtaining any Pledged Securities or Intercompany Notes in excess of $500,000 of any person, accept the same in trust for the benefit of the Collateral Agent and promptly (but in any event within five Business Days after receipt thereof) deliver to the Collateral Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 2 annexed hereto (each, a "Pledge Amendment"), and the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Intercompany Notes. Each Pledgor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

            SECTION 5.2. Voting Rights; Distributions; etc.

            (i) So long as no Event of Default shall have occurred and be continuing and the Borrowers have not received written notice from the Collateral Agent stating its intention to exercise its rights and remedies under
Section 5.2(iii):

            (A) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Credit Agreement or any other document evidencing the Secured Obligations; provided, however, that no Pledgor shall in any event exercise such rights in any manner which could reasonably be expected to have a Material Adverse Effect.

            (B) Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

            (ii) The Collateral Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the

Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(i)(A) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(i)(B) hereof.

            (iii) Upon the occurrence and during the continuance of any Event of Default and upon receipt by the Borrowers of written notice from the Collateral Agent stating its intent to exercise its rights and remedies under Section 5.2:

            (A) All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to
      Section 5.2(i)(A) hereof shall immediately cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.

            (B) All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(i)(B) hereof shall immediately cease and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

            (iv) Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Collateral Agent appropriate instruments as the Collateral Agent may request in order to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to
Section 5.2(iii)(A) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(iii)(B) hereof.

            (v) All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(i)(B) hereof shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Pledgor and shall promptly be paid over to the Collateral Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

            SECTION 5.3. Defaults, etc. Such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not in violation of any other provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder, except any such default or violation that would not reasonably be expected to result in a Material Adverse Effect. As of the date hereof, no Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any person with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Organizational Documents and certificates representing such Pledged Securities, if any, that have been delivered to the Collateral Agent) which evidence any Pledged Securities of such Pledgor.

            SECTION 5.4. Certain Agreements of Pledgors As Issuers and Holders of Equity Interests.

            (i) In the case of each Pledgor which is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.

            (ii) In the case of each Pledgor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Organizational Document to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Securities to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be.

                                   ARTICLE VI

                   CERTAIN PROVISIONS CONCERNING INTELLECTUAL
                               PROPERTY COLLATERAL

            SECTION 6.1. Grant of Intellectual Property License. For the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under Article IX hereof at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Collateral Agent, to the extent assignable and effective only during the continuance of an Event of Default, an irrevocable, non-exclusive license to use, assign, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

            SECTION 6.2. Protection of Collateral Agent's Security. On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Collateral Agent of any materially adverse determination in any proceeding or the institution of any proceeding in any federal, state or local court or administrative body or in the United States Patent and Trademark Office or the United States Copyright Office regarding such Pledgor's claim of ownership in or right to use any of the Intellectual Property Collateral material to the use and operation of the Pledged Collateral or Mortgaged Property, such

Pledgor's right to register such Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, (ii) maintain and protect the Intellectual Property Collateral material to the use and operation of the Pledged Collateral or Mortgaged Property as presently used and operated and as contemplated by the Credit Agreement, (iii) not permit to lapse or become abandoned any Intellectual Property Collateral material to the use and operation of the Pledged Collateral or Mortgaged Property as presently used and operated and as contemplated by the Credit Agreement, and not settle or compromise any pending or future litigation or administrative proceeding with respect to such Intellectual Property Collateral, in each case except as shall be consistent with commercially reasonable business judgment, (iv) upon such Pledgor obtaining knowledge thereof, promptly notify the Collateral Agent in writing of any event which may be reasonably expected to materially and adversely affect the value or utility of any of the Intellectual Property Collateral or any portion thereof that is material to the use and operation of the Pledged Collateral or Mortgaged Property or the rights and remedies of the Collateral Agent in relation thereto including a levy or threat of levy or any legal process against the Intellectual Property Collateral or any portion thereof, (v) not license the Intellectual Property Collateral other than licenses entered into by such Pledgor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses in a manner that materially and adversely affects the right to receive payments thereunder, or in any manner that would materially impair the value of the Intellectual Property Collateral or the Lien on and security interest in the Intellectual Property Collateral created therein hereby, without the consent of the Collateral Agent (which shall not be unreasonably delayed or withheld), (vi) diligently keep adequate records respecting its material Intellectual Property Collateral and (vii) furnish to the Collateral Agent from time to time upon the Collateral Agent's reasonable request therefor reasonably detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to the Intellectual Property Collateral as the Collateral Agent may from time to time reasonably request.

            SECTION 6.3. After-Acquired Property. If any Pledgor shall at any time after the date hereof (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, the provisions hereof shall automatically apply thereto and any such item enumerated in clause (i) or (ii) of this Section 6.3 with respect to such Pledgor shall automatically constitute Intellectual Property Collateral as if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. Each Pledgor shall promptly with the delivery of its quarterly financial statements (i) provide to the Collateral Agent written notice of any of the foregoing and (ii) confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) of the immediately preceding sentence of this Section 6.3 by execution of an instrument in form reasonably acceptable to the Collateral Agent and the filing of any instruments or statements as shall be reasonably necessary to preserve, protect or perfect the Collateral Agent's security interest in such Intellectual Property Collateral. Further, each Pledgor authorizes the Collateral Agent to modify this Agreement by amending Schedules 12(a) and 12(b) annexed to the Perfection Certificate to include any Intellectual Property Collateral of such Pledgor acquired or arising after the date hereof.

            SECTION 6.4. Litigation. Unless there shall occur and be continuing any Event of Default and the Borrowers receive written notice from the Collateral Agent of its intent to exercise remedies hereunder, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral. Upon the occurrence and during the continuance of any Event of Default and upon receipt by the Borrower of written notice from the Collateral Agent stating its intent to exercise remedies hereunder, the Collateral Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Collateral Agent or the Secured Parties to enforce the Intellectual Property Collateral and any license thereunder. In the event of such suit, each Pledgor shall, at the reasonable request of the Collateral Agent, do any and all commercially reasonable acts and execute any and all documents reasonably requested by the Collateral Agent in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Collateral Agent for all reasonable costs and expenses incurred by the Collateral Agent in the exercise of its rights under this Section 6.4 in accordance with Section 10.04 of the Credit Agreement.

                                  ARTICLE VII

                    CERTAIN PROVISIONS CONCERNING RECEIVABLES

            SECTION 7.1. Maintenance of Records. Each Pledgor shall keep and maintain at its own cost and expense complete records of each Receivable, in a manner consistent with prudent business practice, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Pledgor shall, at such Pledgor's sole cost and expense, upon the Collateral Agent's demand made at any time after the occurrence and during the continuance of any Event of Default, deliver copies of all tangible evidence of Receivables, including copies of all documents evidencing Receivables and any books and records relating thereto to the Collateral Agent or to its representatives.

                                  ARTICLE VIII

                                    TRANSFERS

            SECTION 8.1. Transfers of Pledged Collateral. No Pledgor shall sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder except as permitted by the Credit Agreement.

                                   ARTICLE IX

                                    REMEDIES

            SECTION 9.1. Remedies. Upon the occurrence and during the continuance of any Event of Default the Collateral Agent may, subject to the Retained Rights of any Pledgor, from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:

            (i) Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor's premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

            (ii) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto, hold such amounts in trust for the benefit of the Collateral Agent and shall promptly (but in no event later than one (1) Business Day after receipt thereof) pay such amounts to the Collateral Agent;

            (iii) Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

            (iv) Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Collateral Agent at any place or places so designated by the Collateral Agent, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Collateral Agent and therewith delivered to the Collateral Agent, (B) store and keep any Pledged Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor's obligation to deliver the Pledged Collateral as contemplated in this
      Section 9.1(iv) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;

            (v) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral for application to the Secured Obligations as provided in Article X hereof;

            (vi) Following written notice from the Collateral Agent to the Borrowers in accordance with Section 5.2(iii), retain and apply the Distributions to the Secured Obligations as provided in Article X hereof;

            (vii) Following written notice from the Collateral Agent to the Borrowers in accordance with Section 5.2(iii), exercise any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and without the requirement of such notice, exercise any and all other rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment thereof;

            (viii) Exercise all the rights and remedies of a secured party on default under the UCC, and the Collateral Agent may also in its sole discretion, without notice except as specified in Section 9.2 hereof, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. The Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of the Pledged Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such person as a credit on account of the purchase price of the Pledged Collateral or any part thereof payable by such person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent shall not be obligated to make any sale of the Pledged Collateral or any part thereof regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Collateral Agent arising by reason of the fact that the price at which the Pledged Collateral or any part thereof may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

            SECTION 9.2. Notice of Sale. Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of the Pledged Collateral or any part thereof shall be required by law, ten (10) days' prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Pledgor if it has signed, during the existence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

            SECTION 9.3. Waiver of Notice and Claims. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Collateral Agent's taking possession or the Collateral Agent's disposition of the Pledged Collateral or any part thereof, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Article IX in the absence of gross negligence or willful misconduct on the part of the Collateral Agent. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

            SECTION 9.4. Certain Sales of Pledged Collateral.

            (i) Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Collateral Agent shall have no obligation to engage in public sales.

            (ii) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral and Investment Property, to limit purchasers to persons who will agree, among other things, to acquire such

Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

            (iii) If the Collateral Agent determines to exercise its right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Pledgor shall from time to time furnish to the Collateral Agent all such information as the Collateral Agent may reasonably request in order to determine the number of securities included in the Securities Collateral or Investment Property which may be sold by the Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

            SECTION 9.5. No Waiver; Cumulative Remedies.

            (i) No failure on the part of the Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of the Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Collateral Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law.

            (ii) In the event that the Collateral Agent shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case, the Pledgors, the Collateral Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies, privileges and powers of the Collateral Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.

            SECTION 9.6. Certain Additional Actions Regarding Intellectual Property. If any Event of Default shall have occurred and be continuing, upon the written demand of the Collateral Agent, each Pledgor shall execute and deliver to the Collateral Agent an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and Goodwill and such other documents as are necessary or appropriate to carry out the intent and purposes hereof.

                                   ARTICLE X

            PROCEEDS OF CASUALTY EVENTS AND COLLATERAL DISPOSITIONS;
                            APPLICATION OF PROCEEDS

            SECTION 10.1. Application of Proceeds. The proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Collateral Agent of its remedies shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Agreement, in accordance with the Credit Agreement.

                                   ARTICLE XI

                                  MISCELLANEOUS

            SECTION 11.1. Concerning Collateral Agent.

            (i) The Collateral Agent has been appointed as collateral agent pursuant to the Credit Agreement. The actions of the Collateral Agent hereunder are subject to the provisions of the Credit Agreement. The Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Credit Agreement. The Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence of any such agents or attorneys-in-fact selected by it in good faith, but shall be liable for the gross negligence or willful misconduct of such agents and attorneys-in-fact. The Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent's resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent.

            (ii) The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters or
(ii) taking
any necessary steps to preserve rights against any person with respect to any Pledged Collateral.

            (iii) The Collateral Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

            (iv) If any item of Pledged Collateral also constitutes collateral granted to the Collateral Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, the Collateral Agent, in its sole discretion, shall select which provision or provisions shall control.

            SECTION 11.2. Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact. If any Pledgor shall fail to perform any covenants contained in this Agreement or if any representation or warranty on the part of any Pledgor contained herein shall be breached, the Collateral Agent may (but shall not be obligated to) during the existence of an Event of Default do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Collateral Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of the Credit Agreement. Any and all amounts so expended by the Collateral Agent shall be paid by the Pledgors in accordance with the provisions of Section 10.04 of the Credit Agreement. Neither the provisions of this Section 11.2 nor any action taken by the Collateral Agent pursuant to the provisions of this Section
11.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Collateral Agent its attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time during the existence of an Event of Default in the Collateral Agent's discretion to take any action and to execute any instrument consistent with the terms of the Credit Agreement, this Agreement and the other Security Documents which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (but the Collateral Agent shall not be obligated to and shall have no liability to such Pledgor or any third party for failure to so do or take action). The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

            SECTION 11.3. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the other

Secured Parties and each of their respective permitted successors, transferees and assigns. No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Credit Agreement and, in the case of a Secured Party that is a party to a Swap Contract, such Swap Contract.

            SECTION 11.4. Termination; Release. (a)When all the Secured Obligations have been paid in full (other than contingent indemnification obligations in which no claim has been made) and the Commitments of the Lenders to make any Loan or to issue any Letter of Credit under the Credit Agreement shall have expired or been sooner terminated and all Letters of Credit have been terminated or collateralized in accordance with the provisions of the Credit Agreement, this Agreement shall terminate. Upon termination of this Agreement the Pledged Collateral shall be released from the Lien of this Agreement. Upon such release or any release of Pledged Collateral or any part thereof in accordance with the provisions of the Credit Agreement, the Collateral Agent shall, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Collateral Agent except as to the fact that the Collateral Agent has not encumbered the released assets, such of the Pledged Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC-3 termination financing statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.

            (b) Notwithstanding the foregoing, if (i) the Obligations have been paid in full and the Commitments of the Lenders to make any Loan or to issue any Letter of Credit under the Credit Agreement shall have expired or been sooner terminated and all Letters of Credit have been terminated or collateralized in accordance with the provisions of the Credit Agreement, (ii) Secured Obligations of the type described in clause (b) of the definition of Secured Obligations ("Remaining Secured Obligations") remain outstanding and (iii) all or a portion of the repayment of the Obligations is financed by the proceeds of Indebtedness of one or more Loan Parties or any affiliate of a Loan Party ("Refinancing Indebtedness") which Refinancing Indebtedness is secured by property of such persons, this Agreement shall terminate as if the Remaining Secured Obligations have been paid in full and the provisions of paragraph (a) of this Section 11.4 shall apply concurrently with the incurrence of the Refinancing Indebtedness and the securing of the Refinancing Indebtedness and the Remaining Secured Obligations on an equal and ratable basis. For the avoidance of doubt, if the Refinancing Indebtedness is not secured, this Agreement shall not terminate but shall remain in full force and effect.

            (c) If any Collateral shall be sold, transferred or otherwise disposed of by any Pledgor in a transaction permitted by the Credit Agreement, then the Collateral Agent, at the sole expense of such Pledgor, shall execute and deliver to such Pledgor all releases or other documents necessary or desirable for the release of the Liens created hereby on such Collateral.

            SECTION 11.5. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by the Collateral Agent. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

            SECTION 11.6. Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to any Pledgor, addressed to it at the address of the Borrower set forth in the Credit Agreement and as to the Collateral Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this
Section 11.6.

            SECTION 11.7. Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. Sections 10.14 and 10.15 of the Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof.

            SECTION 11.8. Severability of Provisions. Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.

            SECTION 11.9. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

            SECTION 11.10. Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

            SECTION 11.11. No Credit for Payment of Taxes or Imposition. Such Pledgor shall not be entitled to any credit against the principal, premium, if any, or interest payable under the Credit Agreement, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Pledged Collateral or any part thereof.

            SECTION 11.12. No Claims Against Collateral Agent. Nothing contained in this Agreement shall constitute any consent or request by the Collateral Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Collateral Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

            SECTION 11.13. No Release. Nothing set forth in this Agreement or any other Loan Document, nor the exercise by the Collateral Agent of any of the rights or remedies hereunder, shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Collateral Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor's part to be so performed or observed or shall impose any liability on the Collateral Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Credit Agreement or the other Loan Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement, nor shall the Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral hereunder. The obligations of each Pledgor contained in this Section 11.13 shall survive the termination hereof and the discharge of such Pledgor's other obligations under this Agreement, the Credit Agreement and the other Loan Documents.

            SECTION 11.14. Obligations Absolute. All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

            (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;

            (ii) any lack of validity or enforceability of the Credit Agreement, any Swap Contract or any other Loan Document, or any other agreement or instrument relating thereto;

            (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Swap Contract or any other Loan Document or any other agreement or instrument relating thereto;

            (iv) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

            (v) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Credit Agreement, any Swap Contract or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 11.5 hereof; or

            (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

                             AMR HOLDCO, INC., as pledgor

                             By:      /s/  William A. Sanger
                                ------------------------------------------------
                                Name:  William A. Sanger
                                Title: Chief Executive Officer

                             EMCARE HOLDCO, INC., as pledgor

                             By:     /s/  William A. Sanger
                                ------------------------------------------------
                                Name:  William A. Sanger
                                Title: Chief Executive Officer

                             EMERGENCY MEDICAL SERVICES L.P.

                             By: Emergency Medical Services Corporation, its general partner

                             By:     /s/  William A. Sanger
                                -------------------------------------------
                                Name:  William A. Sanger
                                Title: Chairman and Chief Executive Officer

                             AMERICAN MEDICAL RESPONSE, INC.
                             HANK'S ACQUISITION CORP.
                             FOUNTAIN AMBULANCE SERVICE, INC.
                             MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
                             AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
                             AMERICAN MEDICAL RESPONSE WEST
                             METROPOLITAN AMBULANCE SERVICE
                             AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE
                             DESERT VALLEY MEDICAL TRANSPORT, INC.
                             SPRINGS AMBULANCE SERVICE, INC.
                             AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
                             INTERNATIONAL LIFE SUPPORT, INC.
                             MEDEVAC MIDAMERICA, INC.
                             MEDEVAC MEDICAL RESPONSE, INC.
                             AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.
                             AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
                             KUTZ AMBULANCE SERVICE, INC.
                             AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
                             AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
                             A1 LEASING, INC.
                             FLORIDA EMERGENCY PARTNERS, INC.
                             MOBILE MEDIC AMBULANCE SERVICE, INC.
                             METRO AMBULANCE SERVICE, INC.
                             METRO AMBULANCE SERVICE (RURAL), INC.
                             MEDIC ONE AMBULANCE SERVICES, INC.
                             AMERICAN MEDICAL RESPONSE OF SOUTH

                                 CAROLINA, INC.
                             AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC. AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.
                             TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC. RANDLE EASTERN AMBULANCE SERVICE, INC.
                             MEDI-CAR SYSTEMS, INC.
                             MEDI-CAR AMBULANCE SERVICE, INC.
                             AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
                             PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC. AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC. MIDWEST AMBULANCE MANAGEMENT COMPANY PARAMED, INC. MERCY AMBULANCE OF EVANSVILLE, INC.
                             TIDEWATER AMBULANCE SERVICE, INC.
                             AMERICAN MEDICAL RESPONSE OF CONNECTICUT,
                                 INCORPORATED
                             AMERICAN MEDICAL RESPONSE OF MASSA-CHUSETTS, INC. AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC. AMBULANCE ACQUISITION, INC.
                             METRO AMBULANCE SERVICES, INC.
                             BROWARD AMBULANCE, INC.
                             ATLANTIC AMBULANCE SERVICES ACQUISITION, INC. ATLANTIC/KEY WEST AMBULANCE, INC.
                             ATLANTIC/PALM BEACH AMBULANCE, INC.
                             SEMINOLE COUNTY AMBULANCE, INC.
                             LIFEFLEET SOUTHEAST, INC.
                             AMERICAN MEDICAL PATHWAYS, INC.
                             ADAM TRANSPORTATION SERVICE, INC.
                             ASSOCIATED AMBULANCE SERVICE, INC.
                             PARK AMBULANCE SERVICE INC.
                             FIVE COUNTIES AMBULANCE SERVICE, INC.
                             SUNRISE HANDICAP TRANSPORT CORP.
                             STAT HEALTHCARE, INC.

                     LAIDLAW MEDICAL TRANSPORTATION, INC.
                     MERCY, INC.
                     AMERICAN INVESTMENT ENTERPRISES, INC.
                     LIFECARE AMBULANCE SERVICE, INC.
                     TEK, INC.
                     MERCY LIFE CARE
                     HEMET VALLEY AMBULANCE SERVICE, INC.
                     AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA MEDIC ONE OF COBB, INC.
                     PUCKETT AMBULANCE SERVICE, INC.

                     AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC
                     By:  American Medical Response Mid-Atlantic, Inc.,
                        its sole member

                     REGIONAL EMERGENCY SERVICES, LP
                     By: Florida Emergency Partners, Inc., its general partner

                     PROVIDACARE, L.L.C.
                     By: American Medical Pathways, Inc., its sole member

                     By:     /s/  Randel G. Owen
                        -------------------------------------------
                        Name:  Randel G. Owen
                        Title: Vice President

                                 AMR BROCKTON, L.L.C.
                                 By: American Medical Response of Massachusetts,
                                     Inc., its sole member

                                 By: /s/  Randel G. Owen
                                     -------------------------------------------
                                     Name: Randel G. Owen
                                     Title: Vice President

                                 EMCARE HOLDINGS INC.
                                 EMCARE, INC.
                                 EMCARE OF ALABAMA, INC.
                                 EMCARE CONTRACT OF ARKANSAS, INC.
                                 EMCARE OF ARIZONA, INC.
                                 EMCARE OF CALIFORNIA, INC.
                                 EMCARE OF COLORADO, INC.
                                 EMCARE OF CONNECTICUT, INC.
                                 EMCARE OF FLORIDA, INC.
                                 EMCARE OF GEORGIA, INC.
                                 EMCARE OF HAWAII, INC.
                                 EMCARE OF INDIANA, INC.
                                 EMCARE OF IOWA, INC.
                                 EMCARE OF KENTUCKY, INC.
                                 EMCARE OF LOUISIANA, INC.
                                 EMCARE OF MAINE, INC.
                                 EMCARE OF MICHIGAN, INC.
                                 EMCARE OF MINNESOTA, INC.
                                 EMCARE OF MISSISSIPPI, INC.
                                 EMCARE OF MISSOURI, INC.
                                 EMCARE OF NEVADA, INC.
                                 EMCARE OF NEW HAMPSHIRE, INC.
                                 EMCARE OF NEW JERSEY, INC.
                                 EMCARE OF NEW MEXICO, INC.
                                 EMCARE OF NEW YORK, INC.
                                 EMCARE OF NORTH CAROLINA, INC.
                                 EMCARE OF NORTH DAKOTA, INC.
                                 EMCARE OF OHIO, INC.
                                 EMCARE OF OKLAHOMA, INC.
                                 EMCARE OF OREGON, INC.
                                 EMCARE OF PENNSYLVANIA, INC.
                                 EMCARE OF RHODE ISLAND, INC.
                                 EMCARE OF SOUTH CAROLINA, INC.
                                 EMCARE OF TENNESSEE, INC.
                                 EMCARE OF TEXAS, INC.
                                 EMCARE OF VERMONT, INC.
                                 EMCARE OF VIRGINIA, INC.
                                 EMCARE OF WASHINGTON, INC.
                                 EMCARE OF WEST VIRGINIA, INC.
                                 EMCARE OF WISCONSIN, INC.
                                 EMCARE PHYSICIAN PROVIDERS, INC.

                                 EMCARE PHYSICIAN SERVICES, INC.
                                 EMCARE SERVICES OF ILLINOIS, INC.
                                 EMCARE SERVICES OF MASSACHUSETTS, INC.
                                 EMCARE ANESTHESIA SERVICES, INC.
                                 ECEP, INC.
                                 COORDINATED HEALTH SERVICES, INC.
                                 EM-CODE REIMBURSEMENT SOLUTIONS, INC.
                                 EMERGENCY MEDICINE EDUCATION SYSTEMS, INC.
                                 EMERGENCY SPECIALISTS OF ARKANSAS, INC. II
                                 FIRST MEDICAL/EMCARE, INC.
                                 HEALTHCARE ADMINISTRATIVE SERVICES, INC.
                                 OLD STAT, INC.
                                 REIMBURSEMENT TECHNOLOGIES, INC.
                                 STAT PHYSICIANS, INC.
                                 THE GOULD GROUP, INC.
                                 TIFTON MANAGEMENT SERVICES, INC.
                                 TUCKER EMERGENCY SERVICES, INC.
                                 HELIX PHYSICIANS MANAGEMENT, INC.
                                 NORMAN BRUCE JETTON, INC.
                                 PACIFIC EMERGENCY SPECIALISTS MANAGEMENT, INC. AMERICAN EMERGENCY PHYSICIANS MANAGEMENT, INC. PHYSICIAN ACCOUNT MANAGEMENT, INC.
                                 PROVIDER ACCOUNT MANAGEMENT, INC.
                                 CHARLES T. MITCHELL, M.D., INC.

                                 EMCARE OF MARYLAND LLC,
                                 By: EmCare Holdings Inc. and EmCare, Inc.,
                                 its members

                                 EMS MANAGEMENT LLC
                                 By: AMR HoldCo, Inc. and EmCare HoldCo, Inc., its members

                                 By: /s/  William A. Sanger
                                     -------------------------------------------
                                     Name: William A. Sanger
                                     Title: Chief Executive Officer

                                 BANK OF AMERICA, N.A.,
                                 as Collateral Agent

                                 By: /s/ Robert Klawinski
                                     -------------------------------------------
                                     Name: Robert Klawinski
                                     Title: Senior Vice President

                                                                       EXHIBIT 1

                                    [Form of]

                             ISSUER'S ACKNOWLEDGMENT

            The undersigned hereby (i) acknowledges receipt of the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement;" capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of February 10, 2005 made by AMR HOLDCO, INC., a Delaware corporation ("AMR Holdco"), and EMCARE HOLDCO, INC., a Delaware corporation ("EmCare Holdco") (each of AMR Holdco and EmCare Holdco, a "Borrower" and, together, the "Borrowers") and THE GUARANTORS party thereto and BANK OF AMERICA, N.A., as collateral agent (in such capacity and together with any successors in such capacity, the "Collateral Agent"), (ii) agrees promptly to note on its books the security interests granted to the Collateral Agent and confirmed under the Security Agreement, (iii) agrees that it will comply with written instructions of the Collateral Agent with respect to the applicable Securities Collateral without further consent by the applicable Pledgor during the existence of an Event of Default, (iv) agrees to notify the Collateral Agent upon obtaining knowledge of any interest in favor of any person in the applicable Securities Collateral that is adverse to the interest of the Collateral Agent therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Securities Collateral thereunder in the name of the Collateral Agent or its nominee or the exercise of voting rights by the Collateral Agent or its nominee.

                                        [                     ]

                                        By: ____________________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT 2

                                    [Form of]

                           SECURITIES PLEDGE AMENDMENT

                  This Securities Pledge Amendment, dated as of [    ], is
delivered pursuant to Section 5.1 of the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement;" capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of February 10, 2005 made by AMR HOLDCO, INC., a Delaware corporation ("AMR Holdco"), and EMCARE HOLDCO, INC., a Delaware corporation ("EmCare Holdco") (each of AMR Holdco and EmCare Holdco, a "Borrower" and, together, the "Borrowers") and THE GUARANTORS party thereto and BANK OF AMERICA, N.A., as collateral agent (in such capacity and together with any successors in such capacity, the "Collateral Agent"). The undersigned hereby agrees that this Securities Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Securities Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

                               PLEDGED SECURITIES

                                                  NUMBER OF          PERCENTAGE OF
             CLASS                                  SHARES        ALL ISSUED CAPITAL
            OF STOCK        PAR     CERTIFICATE       OR       OR OTHER EQUITY INTERESTS
ISSUER    OR INTERESTS     VALUE       NO(S).     INTERESTS            OF ISSUER
------    ------------     -----    -----------   ---------    -------------------------

                               INTERCOMPANY NOTES

           PRINCIPAL   DATE OF      INTEREST     MATURITY
ISSUER      AMOUNT     ISSUANCE       RATE         DATE
------     ---------   --------     --------     --------

                                     [                      ],
                                     as Pledgor

                                     By: _______________________________________
                                         Name:
                                         Title:

AGREED TO AND ACCEPTED:

BANK OF AMERICA, N.A.,
as Collateral Agent

By: _____________________________
    Name:
    Title:

                                                                       EXHIBIT 3

                                    [Form of]

                                JOINDER AGREEMENT

                                                           [Name of New Pledgor]
                                                        [Address of New Pledgor]

[Date]

_______________________
_______________________
_______________________
_______________________

Ladies and Gentlemen:

            Reference is made to the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement;" capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of February 10, 2005 made by AMR HOLDCO, INC., a Delaware corporation ("AMR Holdco"), and EMCARE HOLDCO, INC., a Delaware corporation ("EmCare Holdco") (each of AMR Holdco and EmCare Holdco, a "Borrower" and, together, the "Borrowers") and THE GUARANTORS party thereto and BANK OF AMERICA, N.A., as collateral agent (in such capacity and together with any successors in such capacity, the "Collateral Agent").

            This Joinder Agreement supplements the Security Agreement and is
delivered by the undersigned, [    ] (the "New Pledgor"), pursuant to Section
3.5 of the Security Agreement. The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement. The New Pledgor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in Articles VI and VII of the Credit Agreement to the same extent that it would have been bound if it had been a signatory to the Credit Agreement on the execution date of the Credit Agreement. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor and Pledgor thereunder. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement and Articles VI and VII of the Credit Agreement.

            Annexed hereto are supplements to each of the schedules to the Security Agreement and the Credit Agreement, as applicable, with respect to the New Pledgor. Such supplements shall be deemed to be part of the Security Agreement or the Credit Agreement, as applicable.

            This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

            THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

                                        [NEW PLEDGOR]

                                        By: ____________________________________
                                            Name:
                                            Title:

AGREED TO AND ACCEPTED:

BANK OF AMERICA, N.A.,
 as Collateral Agent

By: ______________________________
    Name:
    Title:

                           [Schedules to be attached]

                                                                       EXHIBIT 4

                                    [Form of]

                CONTROL AGREEMENT CONCERNING SECURITIES ACCOUNTS

            This Control Agreement Concerning Securities Accounts (this "Control
Agreement"), dated as of [       ], by and among [       ] (the "Pledgor"),
Bank of America, N.A., as Collateral Agent (the "Collateral Agent") and [      ]
(the "Securities Intermediary"), is delivered pursuant to Section 3.4(c) of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"), dated as of February 10, 2005 made by AMR HOLDCO, INC., a Delaware corporation ("AMR Holdco"), and EMCARE HOLDCO, INC., a Delaware corporation ("EmCare Holdco") (each of AMR Holdco and EmCare Holdco, a "Borrower" and, together, the "Borrowers") and THE GUARANTORS party thereto and the Collateral Agent. This Control Agreement is for the purpose of perfecting the security interests of the Secured Parties granted by the Pledgor in the Designated Accounts described below. All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Security Agreement.

            Section 1. Confirmation of Establishment and Maintenance of Designated Accounts. The Securities Intermediary hereby confirms and agrees that
(i) the Securities Intermediary has established for the Pledgor and maintains the account(s) listed in Schedule I annexed hereto (such account(s), together with each such other securities account maintained by the Pledgor with the Securities Intermediary collectively, the "Designated Accounts" and each a "Designated Account"), (ii) each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement, (iii) this Control Agreement is the valid and legally binding obligation of the Securities Intermediary, (iv) the Securities Intermediary is a "securities intermediary" as defined in Article 8-102(a)(14) of the UCC, (v) each of the Designated Accounts is a "securities account" as such term is defined in Section 8-501(a) of the UCC and (vi) all securities or other property underlying any financial assets which are credited to any Designated Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to any Designated Account be registered in the name of the Pledgor, payable to the order of the Pledgor or specially endorsed to the Pledgor, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.

            Section 2. "Financial Assets" Election. All parties hereto agree that each item of Investment Property and all other property held in or credited to any Designated Account

(the "Account Property") shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

            Section 3. Entitlement Order. If at any time the Securities Intermediary shall receive an "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC) issued by the Collateral Agent and relating to any financial asset maintained in one or more of the Designated Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by the Pledgor or any other person. The Securities Intermediary shall also comply with instructions directing the Securities Intermediary with respect to the sale, exchange or transfer of financial assets held in each Designated Account originated by a Pledgor, or any representative of, or investment manager appointed by, a Pledgor until such time as the Collateral Agent delivers a Notice of Sole Control pursuant to Section 9(i) to the Securities Intermediary. The Securities Intermediary shall comply with, and is fully entitled to rely upon, any entitlement order from the Collateral Agent, even if such entitlement order is contrary to any entitlement order that the Pledgor may give or may have given to the Securities Intermediary.

            Section 4. Subordination of Lien; Waiver of Set-Off. The Securities Intermediary hereby agrees that any security interest in, lien on, encumbrance, claim or (except as provided in the next sentence) right of setoff against, any Designated Account or any Account Property it now has or subsequently obtains shall be subordinate to the security interest of the Collateral Agent in the Designated Accounts and the Account Property therein or credited thereto. The Securities Intermediary agrees not to exercise any present or future right of recoupment or set-off against any of the Designated Accounts or to assert against any of the Designated Accounts any present or future security interest, banker's lien or any other lien or claim (including claim for penalties) that the Securities Intermediary may at any time have against or in any of the Designated Accounts or any Account Property therein or credited thereto; provided, however, that the Securities Intermediary may set off all amounts due to the Securities Intermediary in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees and amounts advanced to settle authorized transactions.

            Section 5. Choice of Law. Both this Control Agreement and the Designated Accounts shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction and the Designated Accounts (as well as the security entitlements related thereto) shall be governed by the laws of the State of New York.

            Section 6. Conflict with Other Agreements; Amendments. As of the date hereof, there are no other agreements entered into between the Securities Intermediary and the Pledgor with respect to any Designated Account or any security entitlements or other financial assets credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts). The Securities Intermediary and the Pledgor will not enter into any other agreement with respect to any Designated Account unless the Collateral Agent shall have received prior written notice thereof. The Securities

Intermediary and the Pledgor have not and will not enter into any other agreement with respect to (i) creation or perfection of any security interest in or (ii) control of security entitlements maintained in any of the Designated Accounts or purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders with respect to any Account Property held in or credited to any Designated Account as set forth in Section 3 hereof without the prior written consent of the Collateral Agent acting in its reasonable discretion. In the event of any conflict with respect to control over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail. No amendment or modification of this Control Agreement or waiver of any rights hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

            Section 7. Certain Agreements.

            (i) As of the date hereof, the Securities Intermediary has furnished to the Collateral Agent the most recent account statement issued by the Securities Intermediary with respect to each of the Designated Accounts and the financial assets and cash balances held therein, identifying the financial assets held therein in a manner reasonably acceptable to the Collateral Agent. Each such statement accurately reflects the assets held in such Designated Account as of the date thereof.

            (ii) The Securities Intermediary will, upon its receipt of each supplement to the Security Agreement signed by the Pledgor and identifying one or more financial assets as "Pledged Collateral," enter into its records, including computer records, with respect to each Designated Account a notation with respect to any such financial asset so that such records and reports generated with respect thereto identify such financial asset as "Pledged."

            Section 8. Notice of Adverse Claims. Except for the claims and interest of the Collateral Agent and of the Pledgor in the Account Property held in or credited to the Designated Accounts, the Securities Intermediary on the date hereof does not know of any claim to, security interest in, lien on, or encumbrance against, any Designated Account or Account Property held in or credited thereto and does not know of any claim that any person or entity other than the Collateral Agent has been given "control" (within the meaning of Section 8-106 of the UCC) of any Designated Account or any such Account Property. If the Securities Intermediary becomes aware that any person or entity is asserting any lien, encumbrance, security interest or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process or any claim of control) against any of the Account Property held in or credited to any Designated Account, the Securities Intermediary shall promptly notify the Collateral Agent and the Pledgor thereof.

            Section 9. Maintenance of Designated Accounts. In addition to the obligations of the Securities Intermediary in Section 3 hereof, the Securities Intermediary agrees to maintain the Designated Accounts as follows:

            (i) Notice of Sole Control. If at any time the Collateral Agent delivers to the Securities Intermediary a notice instructing the Securities Intermediary to terminate Pledgor's access to any Designated Account (the "Notice of Sole Control"), the Securities Intermediary agrees that, after receipt of such notice, it will take all instructions with respect to such Designated Account solely from the Collateral Agent, terminate all instructions and orders originated by the Pledgor with respect to the Designated Accounts or any Account Property therein, and cease taking instructions from Pledgor, including, without limitation, instructions for investment, distribution or transfer of any financial asset maintained in any Designated Account. Permitting settlement of trades pending at the time of receipt of such notice shall not constitute a violation of the immediately preceding sentence.

            (ii) Voting Rights. Until such time as the Securities Intermediary receives a Notice of Sole Control, the Pledgor, or an investment manager on behalf of the Pledgor, shall direct the Securities Intermediary with respect to the voting of any financial assets credited to any Designated Account.

            (iii) Statements and Confirmations. The Securities Intermediary will send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account or any financial assets credited thereto simultaneously to each of the Pledgor and the Collateral Agent at the address set forth in Section 11 hereof. The Securities Intermediary will provide to the Collateral Agent, upon the Collateral Agent's request therefor from time to time and, in any event, as of the last business day of each calendar month, a statement of the market value of each financial asset maintained in each Designated Account. The Securities Intermediary shall not change the name or account number of any Designated Account without the prior written consent of the Collateral Agent.

            (iv) Perfection in Certificated Securities. The Securities Intermediary acknowledges that, in the event that it should come into possession of any certificate representing any security or other Account Property held in or credited to any of the Designated Accounts, the Securities Intermediary shall retain possession of the same on behalf and for the benefit of the Collateral Agent and such act shall cause the Securities Intermediary to be deemed holding such certificate for the Collateral Agent, if necessary to perfect the Collateral Agent's security interest in such securities or assets. The Securities Intermediary hereby acknowledges its receipt of a copy of the Security Agreement, which shall also serve as notice to the Securities Intermediary of a security interest in collateral held on behalf and for the benefit of the Collateral Agent.

            Section 10. Successors; Assignment. The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and permitted assignees.

            Section 11. Notices. Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

            Pledgor:      [                    ]
                          [Address]
                          Attention:
                          Telecopy:
                          Telephone:

                          with copy to:

                          [                    ]
                          [Address]
                          Attention:
                          Telecopy:
                          Telephone:

            Securities
            Intermediary: [                    ]
                          [Address]
                          Attention:
                          Telecopy:
                          Telephone:

            Collateral
            Agent:        Bank of America, N.A.
                          [                    ]
                          [                    ]
                          Attention:
                          Telecopy:
                          Telephone:

                          with a copy to:

                          Cahill Gordon & Reindel LLP
                          80 Pine Street
                          New York, New York 10005
                          Attention:  Noah B. Newitz
                          Telecopy:  (212) 269-5420
                          Telephone: (212) 701-3000

            Any party may change its address for notices in the manner set forth above.

            Section 12. Termination.

            (i) Except as otherwise provided in this Section 12, the obligations of the Securities Intermediary hereunder and this Control Agreement shall continue in effect until the security interests of the Collateral Agent in the Designated Accounts and any and all Account Property held therein or credited thereto have been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Securities Intermediary of such termination in writing.

            (ii) The Securities Intermediary, acting alone, may terminate this Control Agreement at any time and for any reason by written notice delivered to the Collateral Agent and the Pledgor not less than thirty (30) days prior to the effective termination date.

            (iii) Prior to any termination of this Control Agreement pursuant to this Section 12, the Securities Intermediary hereby agrees that it shall promptly take, at Pledgor's sole cost and expense, all reasonable actions necessary to facilitate the transfer of any Account Property in or credited to the Designated Accounts as follows: (i) in the case of a termination of this Control Agreement under Section 12(i), to the institution designated in writing by Pledgor; and (ii) in all other cases, to the institution designated in writing by the Collateral Agent.

            Section 13. Fees and Expenses. The Securities Intermediary agrees to look solely to the Pledgor for payment of any and all fees, costs, charges and expenses incurred or otherwise relating to the Designated Accounts and services provided by the Securities Intermediary hereunder (collectively, the "Account Expenses"), and the Pledgor agrees to pay such Account Expenses to the Securities Intermediary on demand therefor. The Pledgor acknowledges and agrees that it shall be, and at all times remains, solely liable to the Securities Intermediary for all Account Expenses.

            Section 14. Severability. If any term or provision set forth in this Control Agreement shall be invalid or unenforceable, the remainder of this Control Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

            Section 15. Counterparts. This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.

                            [signature page follows]

                                       [                          ],
                                       as Pledgor

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       BANK OF AMERICA, N.A.,
                                       as Collateral Agent

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       [                        ],
                                       as Securities Intermediary

                                       By: _____________________________________
                                           Name:
                                           Title:

                                   SCHEDULE I

                              Designated Account(s)

                                                                       EXHIBIT 5

                                    [Form of]

                  CONTROL AGREEMENT CONCERNING DEPOSIT ACCOUNTS

            This CONTROL AGREEMENT CONCERNING DEPOSIT ACCOUNTS (this "Control
Agreement"), dated as of [    ], by and among [    ] (the "Pledgor"), BANK OF
AMERICA, N.A. (the "Collateral Agent") and [    ] (the "Bank"), is delivered
pursuant to Section 3.4(b) of that certain security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement"), dated as of February 10, 2005 made by AMR HOLDCO, INC., a Delaware corporation ("AMR Holdco"), and EMCARE HOLDCO, INC., a Delaware corporation ("EmCare Holdco") (each of AMR Holdco and EmCare Holdco, a "Borrower" and, together, the "Borrowers") and THE GUARANTORS party thereto and the Collateral Agent. This Control Agreement is for the purpose of perfecting the security interests of the Secured Parties granted by the Pledgor in the Designated Accounts described below. All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Security Agreement.

            Section 1. Confirmation of Establishment and Maintenance of Designated Accounts. The Bank hereby confirms and agrees that (i) the Bank has established for the Pledgor and maintains the deposit account(s) listed in
Schedule 1 annexed hereto (such account(s), together with each such other deposit account maintained by the Pledgor with the Bank collectively, the "Designated Accounts" and each a "Designated Account"), (ii) each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement, (iii) the Bank is a "bank," as such term is defined in the UCC, (iv) this Control Agreement is the valid and legally binding obligation of the Bank and (v) each Designated Account is a "deposit account" as such term is defined in Article 9 of the UCC.

            Section 2. Control. The Bank shall comply with instructions originated by the Collateral Agent without further consent of the Pledgor or any person acting or purporting to act for the Pledgor being required, including, without limitation, directing disposition of the funds in each Designated Account. The Bank shall also comply with instructions directing the disposition of funds in each Designated Account originated by the Pledgor or its authorized representatives until such time as the Collateral Agent delivers a Notice of Sole Control pursuant to Section 8(i) hereof to the Bank. The Bank shall comply with, and is fully entitled to rely upon, any instruction from the Collateral Agent, even if such instruction is contrary to any instruction that the Pledgor may give or may have given to the Bank.

            Section 3. Subordination of Lien; Waiver of Set-Off. The Bank hereby agrees that any security interest in, lien on, encumbrance, claim or (except as provided in the next sentence) right of setoff against, any Designated Account or any funds therein it now has or subsequently obtains shall be subordinate to the security interest of the Collateral Agent in the Designated Accounts and the funds therein or credited thereto. The Bank agrees not to exercise any present or future right of recoupment or set-off against any of the Designated Accounts or to assert against any of the Designated Accounts any present or future security interest, banker's lien or any other lien or claim (including claim for penalties) that the Bank may at any time have against or in any of the Designated Accounts or any funds therein; provided, however, that the Bank may set off (i) all amounts due to the Bank in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees, and (ii) the face amount of any checks or other items which have been credited to any Designated Account but are subsequently returned unpaid because of uncollected or insufficient funds).

            Section 4. Choice of Law. Both this Control Agreement and the Designated Accounts shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Bank's jurisdiction and the Designated Account(s) shall be governed by the law of the State of New York.

            Section 5. Conflict with Other Agreements; Amendments. As of the date hereof, there are no other agreements entered into between the Bank and the Pledgor with respect to any Designated Account or any funds credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts). The Bank and the Pledgor will not enter into any other agreement with respect to any Designated Account unless the Collateral Agent shall have received prior written notice thereof. The Bank and the Pledgor have not and will not enter into any other agreement with respect to control of the Designated Accounts or purporting to limit or condition the obligation of the Bank to comply with any orders or instructions with respect to any Designated Account as set forth in Section 2 hereof without the prior written consent of the Collateral Agent acting in its sole discretion. In the event of any conflict with respect to control over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail. No amendment or modification of this Control Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

            Section 6. Certain Agreements. As of the date hereof, the Bank has furnished to the Collateral Agent the most recent account statement issued by the Bank with respect to each of the Designated Accounts and the cash balances held therein. Each such statement accurately reflects the assets held in such Designated Account as of the date thereof.

            Section 7. Notice of Adverse Claims. Except for the claims and interest of the Secured Parties and of the Pledgor in the Designated Accounts, the Bank on the date hereof does not know of any claim to, security interest in, lien on, or encumbrance against, any Designated Account or in any funds credited thereto and does not know of any claim that any person or entity other than the Collateral Agent has been given control (within the meaning of Section 9-104 of the UCC) of any Designated Account or any such funds. If the Bank becomes aware that any person or entity is asserting any lien, encumbrance, security interest or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process or any claim of control) against any funds in any Designated Account, the Bank shall promptly notify the Collateral Agent and the Pledgor thereof.

            Section 8. Maintenance of Designated Accounts. In addition to the obligations of the Bank in Section 2 hereof, the Bank agrees to maintain the Designated Accounts as follows:

            (i) Notice of Sole Control. If at any time the Collateral Agent delivers to the Bank a notice instructing the Bank to terminate Pledgor's access to any Designated Account (the "Notice of Sole Control"), the Bank agrees that, after receipt of such notice, it will take all instruction with respect to such Designated Account solely from the Collateral Agent, terminate all instructions and orders originated by the Pledgor with respect to the Designated Accounts or any funds therein, and cease taking instructions from the Pledgor, including, without limitation, instructions for distribution or transfer of any funds in any Designated Account.

            (ii) Statements and Confirmations. The Bank will send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account simultaneously to the Pledgor and the Collateral Agent at the address set forth in Section 10 hereof. The Bank will promptly provide to the Collateral Agent, upon request therefor from time to time and, in any event, as of the last business day of each calendar month, a statement of the cash balance in each Designated Account. The Bank shall not change the name or account number of any Designated Account without the prior written consent of the Collateral Agent.

            Section 9. Successors; Assignment. The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and permitted assignees.

            Section 10. Notices. Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

            Pledgor:   [                    ]
                       [Address]
                       Attention:
                       Telecopy:
                       Telephone:

                       with copy to:

                       [                    ]
                       [Address]
                       Attention:
                       Telecopy:
                       Telephone:

            Bank:      [                    ]
                       [                    ]
                       [                    ]
                       Attention:
                       Telecopy:
                       Telephone:

            Collateral
            Agent:     Bank of America, N.A.
                       [                    ]
                       [                    ]
                       Attention:
                       Telecopy:
                       Telephone:

                       with a copy to:

                       Cahill Gordon & Reindel LLP
                       80 Pine Street
                       New York, New York 10005
                       Attention:  Noah B. Newitz
                       Telecopy:  (212) 269-5420
                       Telephone: (212) 701-3000

            Any party may change its address for notices in the manner set forth above.

            Section 11. Termination.

            (i) Except as otherwise provided in this Section 11, the obligations of the Bank hereunder and this Control Agreement shall continue in effect until the security interests of the Collateral Agent in the Designated Accounts and any and all funds therein have been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Bank of such termination in writing.

            (ii) The Bank, acting alone, may terminate this Control Agreement at any time and for any reason by written notice delivered to the Collateral Agent and the Pledgor not less than thirty (30) days prior to the effective termination date.

            (iii) Prior to any termination of this Control Agreement pursuant to this Section 11, the Bank hereby agrees that it shall promptly take, at Pledgor's sole cost and expense, all reasonable actions necessary to facilitate the transfer of any funds in the Designated Accounts as follows: (a) in the case of a termination of this Control Agreement under Section 11(i), to the institution designated in writing by Pledgor; and (b) in all other cases, to the institution designated in writing by the Collateral Agent.

            Section 12. Fees and Expenses. The Bank agrees to look solely to the Pledgor for payment of any and all fees, costs, charges and expenses incurred or otherwise relating to the Designated Accounts and services provided by the Bank hereunder (collectively, the "Account Expenses"), and the Pledgor agrees to pay such Account Expenses to the Bank on demand therefor. The Pledgor acknowledges and agrees that it shall be, and at all times remains, solely liable to the Bank for all Account Expenses.

            Section 13. Severability. If any term or provision set forth in this Control Agreement shall be invalid or unenforceable, the remainder of this Control Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

            Section 14. Counterparts. This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.

                            [signature page follows]

                                       [                                ]

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       BANK OF AMERICA, N.A.,
                                       as Collateral Agent

                                       By: _____________________________________
                                           Name:
                                           Title:

                                       [                                ],
                                       as Bank

                                       By: _____________________________________
                                           Name:
                                           Title:

                                   SCHEDULE 1

                              Designated Account(s)

                                                                       EXHIBIT 6

                                    [FORM OF]

                          COPYRIGHT SECURITY AGREEMENT

            COPYRIGHT SECURITY AGREEMENT, dated as of [          ], by [       ]
and [          ] (individually, a "Pledgor", and, collectively, the "Pledgors"), in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the "Collateral Agent").

                                   WITNESSETH:

            WHEREAS, the Pledgors are party to a Security Agreement of even date herewith (the "Security Agreement") in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement;

            NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Collateral Agent as follows:

            SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

            SECTION 2. Grant of Security Interest in Copyright Collateral. Each Pledgor hereby mortgages, pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

            (a) Copyrights of such Pledgor listed on Schedule I attached hereto; and

            (b) all Proceeds of any and all of the foregoing (other than Excluded Property).

            SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the

Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine with the consent of the Pledgor.

            SECTION 4. Termination. Upon the payment in full of the Secured Obligations (other than contingent indemnification obligations in which no claim has been made) and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.

            SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

            SECTION 6. GOVERNING LAW. THIS COPYRIGHT SECURITY AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [signature page follows]

            IN WITNESS WHEREOF, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                                       Very truly yours,

                                       [PLEDGORS]

                                       By: _____________________________________
                                           Name:
                                           Title:

Accepted and Agreed:

BANK OF AMERICA, N.A.,
as Collateral Agent

By: _______________________________
    Name:
    Title:

                                   SCHEDULE I
                                       TO
                          COPYRIGHT SECURITY AGREEMENT
               COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

COPYRIGHT REGISTRATIONS:

              REGISTRATION
OWNER            NUMBER         TITLE
-----         ------------      -----
____          ____________      _____

COPYRIGHT APPLICATIONS:


OWNER          TITLE
-----          -----
_____          _____

                                                                       EXHIBIT 7

                                    [FORM OF]

                            PATENT SECURITY AGREEMENT

            PATENT SECURITY AGREEMENT, dated as of [      ], by [        ] and
[         ] (individually, a "Pledgor", and, collectively, the "Pledgors"), in favor of BANK OF AMERICA, N.A., in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the "Collateral Agent").

                                   WITNESSETH:

            WHEREAS, the Pledgors are party to a Security Agreement of even date herewith (the "Security Agreement") in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;

            NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Collateral Agent as follows:

            SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

            SECTION 2. Grant of Security Interest in Patent Collateral. Each Pledgor hereby mortgages, pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

            (a) Patents of such Pledgor listed on Schedule I attached hereto;
and

            (b) all Proceeds of any and all of the foregoing (other than Excluded Property).

            SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security

Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine with the consent of the Pledgor.

            SECTION 4. Termination. Upon the payment in full of the Secured Obligations (other than contingent indemnification obligations for which no claim has been made) and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.

            SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

            SECTION 6. GOVERNING LAW. THIS PATENT SECURITY AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [signature page follows]

            IN WITNESS WHEREOF, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                                       Very truly yours,

                                       [PLEDGORS]

                                       By: _____________________________________
                                           Name:
                                           Title:

Accepted and Agreed:

BANK OF AMERICA, N.A.,
as Collateral Agent

By: _______________________________
    Name:
    Title:

                                   SCHEDULE I
                                       TO
                            PATENT SECURITY AGREEMENT
                  PATENT REGISTRATIONS AND PATENT APPLICATIONS

PATENT REGISTRATIONS:

                 REGISTRATION
OWNER               NUMBER         NAME
-----            ------------      ----
_____            ____________      ____

PATENT APPLICATIONS:

                 APPLICATION
OWNER               NUMBER         NAME
-----            -----------       ----
_____            ____________      ____

                                                                       EXHIBIT 8

                                    [FORM OF]

                          TRADEMARK SECURITY AGREEMENT

            TRADEMARK SECURITY AGREEMENT, dated as of [          ], by [       ]
and [          ] (individually, a "Pledgor", and, collectively, the "Pledgors"), in favor of BANK OF AMERICA, N.A, in its capacity as collateral agent pursuant to the Credit Agreement (in such capacity, the "Collateral Agent").

                                   WITNESSETH:

            WHEREAS, the Pledgors are party to a Security Agreement of even date herewith (the "Security Agreement") in favor of the Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;

            NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Collateral Agent as follows:

            SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

            SECTION 2. Grant of Security Interest in Trademark Collateral. Each Pledgor hereby mortgages, pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

            (a) Trademarks of such Pledgor listed on Schedule I attached hereto;

            (b) all Goodwill associated with such Trademarks; and

            (c) all Proceeds of any and all of the foregoing (other than Excluded Property).

            SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreement and Pledgors hereby acknowledge and affirm that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine with the consent of the Pledgor.

            SECTION 4. Termination. Upon the payment in full of the Secured Obligations (other than contingent indemnification obligations for which no claim has been made) and termination of the Security Agreement, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.

            SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

            SECTION 6. GOVERNING LAW. THIS TRADEMARK SECURITY AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [signature page follows]

            IN WITNESS WHEREOF, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                                       Very truly yours,

                                       [PLEDGORS]

                                       By: _____________________________________
                                           Name:
                                           Title:

Accepted and Agreed:

BANK OF AMERICA, N.A.,
as Collateral Agent

By: _______________________________
    Name:
    Title:

                                   SCHEDULE I
                                       TO
                          TRADEMARK SECURITY AGREEMENT
               TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

TRADEMARK REGISTRATIONS:

              REGISTRATION
OWNER            NUMBER          TRADEMARK
-----         ------------       ---------
_____         ____________       _________

TRADEMARK APPLICATIONS:

              APPLICATION
OWNER            NUMBER          TRADEMARK
-----         -----------        ---------
_____         ____________       _________